UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2023
Commission File Number: 001-39558

PERELLA WEINBERG PARTNERS
(Exact Name of Registrant as Specified in its Charter)

Delaware	84-1770732
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
767 Fifth Avenue New York, NY	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-3200

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On December 1, 2023, Perella Weinberg Partners (the “Company”) issued 1,291,964 shares of its Class A common stock in exchange for 1,290,676 Class A partnership units of PWP Holdings LP (“PWP OpCo”) and 1,290,676 shares of Class B common stock of the Company that were held by certain limited partners of PWP OpCo pursuant to the Amended and Restated Limited Partnership Agreement of PWP OpCo (The “PWP OpCo LPA”).

Pursuant to the terms of the PWP OpCo LPA, and subject to the exchange procedures and restrictions set forth therein and any other procedures or restrictions imposed by the Company, holders of Class A partnership units of PWP OpCo (other than the Company) may exchange these units for (i) shares of Class A common stock of the Company on a one-for-one basis (subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications) or (ii) cash from an offering of shares of Class A common stock of the Company (based on the net proceeds received by the Company for such shares in such offering) with the form of consideration determined by the Company. Simultaneously with an exchange by a PWP OpCo unitholder who holds shares of Class B common stock of the Company, a number of shares of Class B common stock held by such unitholder equal to the number of Class A partnership units of PWP OpCo exchanged by such unitholder will be automatically converted into shares of Class A common stock or cash, which will be delivered to the exchanging holder (at the Company’s option) at a conversion rate of 1:1000 (or 0.001).

The shares of Class A common stock were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering without any form of general solicitation or general advertising.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERELLA WEINBERG PARTNERS

Date: December 4, 2023	By:	/s/ Gary Barancik
	Name:	Gary Barancik
	Title:	Chief Financial Officer